UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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TRANSPORT CORPORATION OF AMERICA, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 25, 2005

_____________________

        Notice is hereby given that the Annual Meeting of Shareholders of Transport Corporation of America, Inc. will be held at Transport Corporation of America, Inc. corporate headquarters at 1715 Yankee Doodle Road, Eagan, Minnesota, on Wednesday, May 25, 2005 at 3:00 p.m. for the following purposes:

1.	To elect seven Directors; and
2.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

        The Board of Directors has fixed the close of business on April 6, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

John R. Houston
Secretary

Eagan, Minnesota
April 19, 2005

To assure your representation at the Annual Meeting, please sign, date and return your proxy on the enclosed proxy card whether or not you expect to attend in person. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person if they so desire.

TRANSPORT CORPORATION OF AMERICA, INC.

1715 Yankee Doodle Road
Eagan, MN 55121

PROXY STATEMENT

Annual Meeting of Shareholders
May 25, 2005

        This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Transport Corporation of America, Inc. (“Transport America” or the “Company”) of proxies for the Annual Meeting of Shareholders of Transport America to be held at Transport America’s corporate headquarters, 1715 Yankee Doodle Road, Eagan, Minnesota, on Wednesday, May 25, 2005 at 3:00 p.m., Central Daylight Time, or any adjournment or adjournments thereof. This Proxy Statement and the enclosed proxy card are being mailed to shareholders on or about April 19, 2005.

        Transport America’s Annual Report for the fiscal year ended December 31, 2004, including audited financial statements, is being mailed to shareholders concurrently with this Proxy Statement.

        The total number of shares outstanding and entitled to vote at the meeting as of April 6, 2005 consists of 6,554,528 shares of $.01 par value common stock. Each share of common stock is entitled to one vote and there is no cumulative voting. Only shareholders of record at the close of business on April 6, 2005 will be entitled to vote at the Annual Meeting.

        Shares represented by proxies properly signed, dated and returned will be voted at the Annual Meeting in accordance with the instructions set forth therein. If a proxy is properly signed but contains no such instructions, the shares represented thereby will be voted FOR the director nominees and at the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting.

        The presence in person or by proxy of a majority of the voting power of shares entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. An item of business will be approved if it receives the affirmative vote of the holders of a majority of the shares present and entitled to vote on that item of business. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast on proposals presented to shareholders. Consequently, abstentions (or “withhold authority” as to directors) will have the same effect as a negative vote. If a broker indicates on a proxy that it does not have authority to vote on an item of business, the shares represented by the proxy will not be considered present and entitled to vote on that item of business and, therefore, will have no effect on the outcome of the vote.

        Each proxy may be revoked at any time before it is voted by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of Transport America or by attending the Annual Meeting and voting in person.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Board of Directors of Transport America is currently composed of seven members, all of whom are nominees for election at the Annual Meeting and were recommended by the Governance Committee. With the exception of Mr. Paxton, each nominee has been determined by the Governance Committee to qualify as an “independent director” under applicable rules of the National Association of Securities Dealers for companies listed on the Nasdaq Stock Market. It is the recommendation of Transport America’s Board of Directors that the seven nominees named below be reelected as directors, to serve as directors until the next Annual Meeting of Shareholders and until their successors shall be duly elected as directors.

        Unless otherwise directed, the proxies solicited by the Board of Directors will be voted for the election as directors of the nominees named below. Transport America believes that each nominee named below will be able to serve, but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board may propose.

        The names and ages of the nominees, and their principal occupations and tenure as directors, are set forth below based upon information furnished to Transport America by the nominees.

Name and Age	Principal Occupation	Director Since

Anton J. Christianson (52)	Chairman and co-founder of Cherry Tree Companies (an investment management and investment banking firm) since 1980; active investor in private equities and micro-cap public equities for 24 years, including as Managing General Partner of Cherry Tree Investments, Inc. (a private equity company and an affiliate of Cherry Tree Companies); Director for several public and private companies, including Fair Isaac Corporation, Peoples Educational Holdings, Inc., Capella Education Company, AmeriPride Services, Inc., and Dolan Media Company.	1987
Thomas R. McBurney (66)	President of McBurney Management Advisors, a management consulting firm, since 1990; Executive Vice President and Chairman, US and International Foods and other various positions at The Pillsbury Company from 1968 to 1989; Director for Valspar, Inc., and several fund boards of American Express Company.	2004

Name and Age	Principal Occupation	Director Since

William P. Murnane (42)	Chief Executive Officer of Innovex, Inc., a developer and manufacturer of flexible circuit interconnect solutions, based in Maple Plain, Minnesota, since January 2000 and President of Innovex since July 1998; Vice President and General Manager of Innovex’s flexible circuit division from 1996 to 1998; Vice President for Corporate Development for Innovex from 1995 to 1996; Chief Operating Officer of Boutwell, Owens & Co. (a Massachusetts-based privately held packaging manufacturer) from 1993 to 1995; Director of Operations for Uniform Printing and Supply, Inc. in Massachusetts from 1992 to 1993. Prior to that, Mr. Murnane held various operating and corporate planning positions during a ten-year career at United Parcel Service; Director of Innovex, Inc.	2001
Charles M. Osborne (51)	Chief Financial Officer for Fair Isaac Corporation beginning in May 2004; Interim Chief Financial Officer, Vice President of Finance and Vice President of Strategic Initiatives for the University of Minnesota Foundation from March 2000 through April 2004; From July 2000 through December 2000, served in a non-compensated consultant capacity as Executive Vice President and Chief Financial Officer for 21 North Main, Inc., an Eagan, Minnesota online rare book seller which filed for Chapter 11 bankruptcy protection on May 9, 2001; served as Chief Financial Officer, Vice President and General Manager and Vice President of Corporate and Human Resources for McLeod USA/Ovation Communications, a telecommunications firm, from 1998 through 2000; served as President and Chief Operating Officer of Graco Inc., a producer of fluid handling systems and components, from April 1997 through May 1998 and member of the Graco Inc. Board of Directors from May 1995 through October 1998; from 1981 through 1997, served as Vice President of Finance, Chief Financial Officer and Senior Vice President of Finance at Deluxe Corporation, a company that prints checks, stationary and business cards; served in various positions including Assistant, Senior Assistant and Senior Accountant and Manager of the Tax Department at Deloitte & Touche, an accounting firm, between 1975 and 1981; serves as Director of Mairs and Power Mutual Funds based in St. Paul, Minnesota.	2004

Name and Age	Principal Occupation	Director Since

Michael J. Paxton (58)	Chairman of the Board of Transport America since July 2002; President and Chief Executive Officer of Transport America since November 2001; President and Chief Executive Officer of Sunbeam Health and Safety Company (a manufacturer of home safety and health products and a subsidiary of Sunbeam Corporation) from September 1998 to November 2001; Chairman, President and Chief Executive Officer of O-Cedar Brands, Inc. (a household cleaning products company) from January 1996 to September 1998; President and Chief Executive Officer of Haagen-Dazs Company, Inc. (a subsidiary of Grand Metropolitan PLC) from 1992 through 1995; President of the Baked Goods Division of Pillsbury Company (a subsidiary of Grand Metropolitan PLC) from 1989 to 1992.	1995
Kenneth J. Roering (62)	Currently a Professor of Marketing at the Carlson School of Management at the University of Minnesota; served as Department Chair for ten years and occupied the Pillsbury Company Chair in marketing for 20 years; has published more than 70 articles in professional journals, written two books, and edited three collections of scholarly writings in the areas of customer decision-making, marketing strategy and new product development; has served on several editorial review boards and has received numerous teaching and research awards for his work, including AMA Distinguished Doctoral Faculty and University of Minnesota Outstanding Graduate Teacher; has consulted with more than 50 companies including, American Express, Motorola, 3M, Cargill, MTS Systems Corporation, Carlson Companies, Pillsbury Company, Ameritech, Whirlpool, Apogee, and Medtronic; has been a director of several companies and currently serves on the Board of Arctic Cat Inc. and two privately held companies; has directed and participated in management development programs throughout the world.	1992
William D. Slattery (62)	President of Shamrock Business Group, Inc. (a consulting and investment company based in Minneapolis, Minnesota) since October 1998; Chairman of Transport America from December 1999 through July 2002; Chairman of the Cargo Division of Northwest Airlines Corporation from 1994 to April 1998; Prior to 1994, Mr. Slattery held positions at Northwest Airlines Corporation as Executive Vice President, International, from 1992 to 1994 and as Executive Vice President, Operations, from 1988 to 1992. Since 1997, Mr. Slattery has also served as the Chairman of the Board of Precision Pours, Inc., and as a Director of Vinyl Art, Inc.	1998

        Vote Required.   The affirmative vote of a majority of the shares of Transport America’s common stock represented at the Annual Meeting in person or by proxy and entitled to vote is required for the election of the nominees.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE.

        Meetings.   During fiscal 2004, the Board of Directors met six times. Each director attended more than 75% of the meetings of the Board of Directors and any committee on which he served. It is Transport America’s policy that all directors should attend the Annual Meeting of Shareholders and Transport America regularly schedules a Board of Directors meeting on the same day as the Annual Meeting of Shareholders. All members of the Board of Directors attended the 2004 Annual Meeting of Shareholders.

        Board Committees.   The Board of Directors has established an Audit Committee, a Compensation Committee and a Governance Committee. The Audit Committee, which met eight times during the last fiscal year, is currently composed of Messrs. Osborne (Chairman), Christianson, Roering and Slattery. All members of Transport America’s Audit Committee are independent directors as defined by the rules of the National Association of Securities Dealers for companies listed on the Nasdaq Stock Market. The Board of Directors has determined that Charles M. Osborne and Anton J. Christianson, both members of Transport America’s Audit Committee, are each an “audit committee financial expert” as that term is defined in rules and regulations promulgated by the Securities and Exchange Commission. Among other duties, the Audit Committee (i) selects Transport America’s independent auditors; (ii) reviews and evaluates significant matters relating to the audit and internal controls of Transport America; (iii) reviews the scope and results of the audits by, and the recommendations of, Transport America’s independent auditors; and (iv) pre-approves, in accordance with Transport America’s Pre-Approval Policy, all audit and permissible non-audit services provided by the auditors. The Audit Committee also reviews the audited consolidated financial statements of Transport America and meets prior to public release of quarterly and annual financial information and prior to filing of Transport America’s quarterly and annual reports containing financial statements with the Securities and Exchange Commission. A report of the Audit Committee is contained in this Proxy Statement. The Audit Committee operates under a written charter adopted by the Board of Directors, which is available to shareholders on Transport America’s website located at www.transportamerica.com.

        The Compensation Committee, which met seven times during the last fiscal year, is currently composed of Messrs. Slattery (Chairman), McBurney, Murnane and Osborne. All members of Transport America’s Compensation Committee are independent directors as defined by the rules of the National Association of Securities Dealers for companies listed on the Nasdaq Stock Market. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding compensation, including salaries, incentive pay plans, stock options, restricted stock awards and benefits for officers and employees. The Board of Directors utilizes a Stock Grant Subcommittee of the Compensation Committee, currently composed of Messrs. Murnane and Slattery, to grant stock options under Transport America’s 1995 Stock Plan. The Stock Grant Subcommittee acted two times through written actions during the last fiscal year.

        The Governance Committee, which is currently composed of Messrs. Roering (Chairman), Christianson, McBurney and Murnane, met one time during the last fiscal year. All members of the Governance Committee are independent directors as defined by the rules of the National Association of Securities Dealers for companies listed on the Nasdaq Stock Market. The primary purpose of the

Governance Committee is to ensure an appropriate and effective role for the Board of Directors in the governance of Transport America. The primary recurring duties and responsibilities of the Governance Committee include (1) reviewing and recommending to the Board corporate governance policies and procedures; (2) reviewing the Transport America Code of Conduct and compliance thereof; (3) selecting and educating Transport America directors; and (4) evaluating the Board of Directors. The Governance Committee charter is available to shareholders on Transport America’s website located at www.transportamerica.com.

        In identifying prospective director candidates, the Committee considers its personal contacts, recommendations from shareholders and recommendations from business and professional sources, but does not pay a fee to any third party. The Governance Committee’s policy is to consider qualified candidates for positions on the Board recommended in writing by shareholders. Shareholders wishing to recommend candidates for Board membership should submit the recommendations in writing to the Secretary of Transport America at least ninety (90) days prior to the meeting date corresponding to the previous year’s Annual Meeting, with the submitting shareholder’s name and address and pertinent information about the proposed nominee similar to that set forth for the nominees named herein. When evaluating the qualifications of potential new Directors, or the continued service of existing Directors, the Governance Committee will consider a variety of criteria, including the individual’s integrity, inquisitiveness, experience dealing with complex problems, specialized skills or expertise, diversity of background, independence, financial expertise, freedom from conflicts of interest, ability to understand the role of a Director and ability to fully perform the duties of a Director. While candidates recommended by shareholders will generally be considered in the same manner as any other candidate, special consideration will be given to existing Directors desiring to stand for re-election given their history of service and their knowledge of Transport America, as well as the Board’s knowledge of their level of contribution, resulting from such service. Shareholders wishing to recommend for nomination or nominate a director should contact Transport America’s Secretary for a copy of the relevant procedure for submitting nominations and a full delineation of the criteria considered by the Governance Committee when evaluating potential new Directors or the continued service of existing Directors.

        Director Compensation.   During 2004, each non-employee member of the Board of Directors received $1,500 per month plus $1,000 per meeting. In addition, each non-employee director is compensated for Committee participation. The Committee Chairperson receives $1,000 per meeting and Committee members receive $500 per meeting; provided, however, that no fee is paid to a director for attending Committee meetings held on the same date as regular meetings of the Board of Directors. Non-employee directors are also reimbursed for certain expenses in connection with attendance at Board and committee meetings. In addition, pursuant to Transport America’s 1995 Stock Plan, each non-employee director of Transport America automatically receives annually on the date of election or reelection as a director an option to purchase 4,000 shares of Transport America’s common stock at an option price equal to the fair market value of Transport America’s common stock on the date that the option is granted. All such options vest immediately and are exercisable at any time during the five-year term or within 30 days of the date when the director terminates his service as a director, whichever period is shorter. The Board may, in appropriate circumstances, waive or modify the requirement that a director exercise an option within 30 days of the date when the director’s service as a director terminates. The 1995 Stock Plan also permits granting of additional or alternative options or shares of restricted stock to directors at the discretion of the Board.

        Communications with the Board of Directors.  The Transport America Board of Directors provides a process for security holders to send communications to the Board of Directors. The manner in which security holders can send communications to the board is set forth on Transport America’s website located at www.transportamerica.com.

        Code of Conduct.   Transport America’s Board of Directors has adopted a code of ethics known as the “Transport Corporation of America, Inc. Code of Conduct,” which applies to the Chief Executive Officer, Chief Financial Officer, Controller and persons performing similar functions, as well as other officers and the directors and employees of Transport America. Transport America believes that the code not only documents its historic good business practices, but sets forth guidelines for ensuring that all Transport America personnel act with the highest standards of integrity. The Transport Corporation of America, Inc. Code of Conduct, as well as any waivers from and amendments to the Code, are posted on Transport America’s web site at www.transportamerica.com.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Information

        The following table shows, for fiscal years 2004, 2003 and 2002, the cash compensation paid by Transport America, as well as certain other compensation paid or accrued for those years, to Michael J. Paxton, the Chief Executive Officer of Transport America, to the three other executive officers of Transport America whose total salary and bonus cash compensation exceeded $100,000 during 2004, and two additional individuals who would have been among the four most highly compensated executive officers but for the fact that neither of them was serving as an executive officer at the end of the last fiscal year (together with Mr. Paxton, the “Named Executives”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Annual Compensation				Long-Term Compensation	All Other Compensation($)(2)

		Salary ($)		Bonus($)(1)		Stock Options (#)

Michael J. Paxton Chairman, Chief Executive Officer and President	2004	387,000		-0-		40,000	2,818	(3)
	2003	374,519		-0-		-0-	313,180	(4)
	2002	350,000		50,000	(5)	26,000	125,066	(6)

Keith R. Klein Chief Financial Officer, Chief Information Officer and Assistant Secretary	2004	215,059		-0-		22,790	2,050
	2003	204,500		-0-		-0-	795
	2002	190,962		-0-		16,470	747

Craig A. Coyan(7) Vice President of Sales and Marketing	2004	163,702		-0-		20,825	-0-
	2003	79,976		-0-		13,559	9,721	(8)

Ronald C. Kipp(9) Vice President of Operations	2004	146,619		-0-		13,910	1,305
	2003	140,323		-0-		11,865	58,127	(10)
	2002	20,269		10,000		7,500	-0-

Larry E. Johnson(11) Vice President of Marketing Services	2004	135,654		-0-		-0-	1,356
	2003	132,923		-0-		-0-	1,278
	2002	131,058		-0-		5,500	868

Christopher R. Licht(12) Former Vice President of Risk Management and Safety	2004	110,893	(13)	-0-		4,830	826
	2003	95,293		-0-		13,898	17,144	(14)

(1)	Represents a bonus earned for the year in which the amount is set forth in the table, but paid the following year.
(2)	Represents Company contributions to Transport America’s 401(k) Retirement Plan except as otherwise noted.
(3)	Represents $2,050 in Company contributions to Transport America’s 401(k) Retirement Plan and $768 paid by Transport America for a term life insurance premium.
(4)	Includes $1,438 in Company contributions to Transport America’s 401(k) Retirement Plan, $768 paid by Transport America for a term life insurance premium, and $310,974 in perquisites, of which $299,766 consisted of relocation expenses.

(5)	Consists of $50,000 of additional guaranteed cash compensation paid to Mr. Paxton as a bonus for 2002 pursuant to his employment offer that was paid in 2003. No such guaranteed amount was payable for 2003 or 2004 services.
(6)	Includes $2,000 in Company contributions to Transport America’s 401(k) Retirement Plan, $768 paid by Transport America for a term life insurance premium, and $122,298 in perquisites, of which $115,475 consisted of relocation expenses.
(7)	Mr. Coyan was hired by Transport America in July 2003 and elected Vice President of Sales and Marketing on July 22, 2003.
(8)	Includes $9,721 in perquisites, of which $7,006 consisted of relocation expenses.
(9)	Mr. Kipp was hired by Transport America in October 2002 and elected Vice President of Operations on November 8, 2002.
(10)	Includes $811 in Company contributions to Transport America’s 401(k) Retirement Plan and $57,316 in perquisites, of which $50,269 consisted of relocation expenses.
(11)	As of April 2004, Larry E. Johnson’s position within Transport America and the scope of his duties were revised by the Board of Directors so that he is no longer an executive officer of Transport America. Mr. Johnson’s title continues to be Vice President of Marketing Services.
(12)	Mr. Licht was hired by Transport America in February 2003 and elected Vice President of Risk Management and Safety on February 5, 2003. Mr. Licht’s employment with Transport America terminated in October 2004.
(13)	Includes $22,878 paid by Transport America as severance payments negotiated in connection with the termination of Mr. Licht’s employment with Transport America.
(14)	Includes $283 in Company contributions to Transport America’s 401(k) Retirement Plan and $16,861 in perquisites, of which $14,949 consisted of relocation expenses.

Stock Options

        The following table contains information concerning individual grants of stock options to each of the Named Executives during the last fiscal year.

OPTION GRANTS IN LAST FISCAL YEAR

Name	Options Granted (#)		Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($)	Market Price on Grant Date ($)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)

							5%	10%

Michael J. Paxton	40,000	(1)	29.0%	$7.80	$7.80	7/28/14	$196,215	$497,248
Keith R. Klein	22,790	(1)	16.5%	$7.80	$7.80	7/28/14	$111,794	$283,307
Craig A. Coyan	20,825	(1)	15.1%	$7.80	$7.80	7/28/14	$102,155	$258,880
Ronald C. Kipp	13,910	(1)	10.1%	$7.80	$7.80	7/28/14	$68,234	$172,918
Larry E. Johnson	-0-		0.0%	N/A	N/A	N/A	N/A	N/A
Christopher R. Licht	4,830	(1)(2)	3.5%	$7.80	$7.80	7/28/14	$23,693	$60,043

(1)	Becomes exercisable with respect to 25% of the shares of common stock subject to the option on July 28, 2005, 2006, 2007 and 2008.
(2)	Mr. Licht’s employment with Transport America terminated in October 2004 and all options granted to Mr. Licht in 2004 expired unvested and unexercised.

Stock Options

        The following table sets forth information with respect to the Named Executives concerning the exercise of options during 2004 and unexercised options held as of December 31, 2004:

AGGREGATED OPTION EXERCISES
AND DECEMBER 31, 2004 OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at 12/31/04 (#)			Value of Unexercised In-the-Money Options at 12/31/04 ($)(1)

			Exercisable		Unexercisable	Exercisable	Unexercisable

Michael J. Paxton	-0-	$-0-	171,000	(2)	103,000	$529,368	$216,820
Keith R. Klein	-0-	$-0-	47,020		34,486	$113,385	$41,471
Craig Coyan	-0-	$-0-	3,390		30,994	$8,475	$37,918
Ronald C. Kipp	-0-	$-0-	6,716		26,559	$21,928	$45,106
Larry E. Johnson	-0-	$-0-	28,911		5,154	$68,903	$11,467
Christopher R. Licht(3)	3,475	$8,110	-0-		-0-	-0-	-0-

(1)	Based on the market price of $8.40 per share of common stock on December 31, 2004.
(2)	Includes 8,000 shares subject to options granted to Mr. Paxton for services as a non-employee director prior to his election as President and Chief Executive Officer in November 2001.
(3)	Mr. Licht’s employment with Transport America terminated in October 2004 and 15,253 of his options expired unexercised.

Equity Compensation Plan Information

        The following table sets forth aggregate information regarding grants under all equity compensation plans of Transport America as of December 31, 2004:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	488,229		$6.45	237,351

Equity compensation plans not approved by security holders	128,501	(1)	$5.23	61,164	(2)

Total	616,730		$6.20	298,515

(1)	Represents an option to purchase up to 128,501 shares of Transport America’s common stock, par value $.01 per share, pursuant to an individual equity compensation agreement dated November 12, 2001 between Transport America and Michael J. Paxton. The individual equity compensation agreement is a ten-year option with an exercise price of $5.23 per share, the fair market value of Transport America common stock on the date of grant. The option becomes exercisable with respect to 25% of the shares of Transport America common stock subject to the option on the first four anniversaries of the agreement.

(2)	Represents shares of common stock remaining available for future issuance and purchase pursuant to the 1999 TA Rewards Program which is an incentive program to reward employee drivers and independent contractor drivers who achieve certain performance and safety goals.

Employment and Separation Agreements

        Michael J. Paxton became Transport America’s President and Chief Executive Officer effective November 12, 2001. Pursuant to his employment offer, Transport America agreed to pay Mr. Paxton an annual base salary of $350,000, subject to annual increases at the discretion of the Compensation Committee, and an additional guaranteed cash bonus of $50,000 in 2002. Mr. Paxton was also reimbursed for his relocation expenses and received an option to purchase 200,000 shares of Transport America’s common stock, 71,499 of which were granted under the Transport America 1995 Stock Plan and 128,501 of which were granted pursuant to a separate, individual equity compensation agreement. Upon termination of his employment, other than for cause, Mr. Paxton is entitled to severance pay equaling 18 months of salary.

        Pursuant to a separate letter agreement in December 2001, Transport America agreed to pay Mr. Klein severance payments equaling 12 months of his base salary and to provide him with benefits for the same period if Transport America terminates Mr. Klein’s employment prior to a change in control for reasons other than cause or Mr. Klein’s voluntary resignation. In addition, he would be entitled to receive up to $10,000 for individual outplacement counseling. As a condition to Transport America’s obligation to pay the severance, Mr. Klein would sign a release of claims against Transport America at the time of severance and be bound by confidentiality, non-compete and non-solicitation covenants.

        Transport America has signed Change in Control/Severance Agreements with most of its executive officers and certain other key employees. These agreements entitle the executive officer or employee to receive payments and benefits from Transport America if the individual is terminated for certain reasons within 24 months of a change of control in Transport America. These reasons include termination by Transport America without cause or termination by the individual for good reason, such as reduction in base pay or benefits or assignment of duties inconsistent with the individual’s status or position prior to the change of control. Messrs. Paxton, Klein, Coyan, Kipp and Johnson would be entitled to receive as severance payment 24, 12, 12, 12 and 12 times their respective monthly compensation. In addition, they would be entitled to receive continuation of their benefits for the duration of their severance payments, up to $10,000 for individual outplacement counseling, and legal fees resulting from a contest of the termination of employment or an enforcement of the Change in Control/Severance Agreement. As a condition to Transport America’s obligation to pay the severance, the executive officer or employee would sign a release of claims against Transport America at the time of severance and be bound by confidentiality, non-compete and non-solicitation covenants.

        Christopher R. Licht’s employment with Transport America terminated in October 2004. Transport America agreed to pay Mr. Licht’s weekly salary for a period of seventeen (17) weeks following termination for a total of approximately $35,000. Mr. Licht agreed to certain confidentiality restrictions and released any claims that he may have against Transport America.

Compensation Committee Report on Executive Compensation

        Decisions on compensation of Transport America’s executives are made by the Compensation Committee of the Board consisting of Messrs. Slattery (Chairman), McBurney, Murnane and Osborne. All decisions by the Compensation Committee relating to the compensation of Transport America’s executive officers are reviewed by the full Board. Pursuant to rules promulgated by the Securities and

Exchange Commission designed to enhance disclosure of companies’ policies with regard to executive compensation, set forth below is a report submitted by the Compensation Committee addressing Transport America’s compensation policies for 2004 as they affected Mr. Paxton, Transport America’s Chairman of the Board, President and Chief Executive Officer, Keith R. Klein, Craig A. Coyan and Ronald C. Kipp, the three other executive officers of Transport America whose total salary and bonus cash compensation exceeded $100,000 during 2004, and Larry E. Johnson and Christopher R. Licht, two individuals who would have been among the four most highly compensated executive officers but for the fact that neither of them was serving as an executive officer at the end of the last fiscal year (together with Mr. Paxton, the “Named Executives”).

        The following report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the “1933 Act”) or the Securities Exchange Act of 1934 (the “1934 Act”), except to the extent that Transport America specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

        Compensation Philosophy.   The Compensation Committee’s executive compensation policies are designed to reflect the following objectives: payment for actual performance; attraction and retention of executives who contribute to the success of Transport America; payments commensurate with the best companies in the truckload industry; and alignment of the interests of management with those of shareholders.

        Base Salary.   The Compensation Committee annually reviews each officer’s salary, including those of the Named Executives. In determining the base salary levels, the Compensation Committee considers levels of responsibility, experience, equity, external pay practices and industry trends. With respect to external pay practices, the Compensation Committee compares the base salaries paid by Transport America to a survey of national, public transportation companies. Transport America attempts to maintain base salary levels which it believes allows Transport America to attract and retain the quality of executive talent needed.

        Annual Bonus.   The Compensation Committee established the 2004 Incentive Plan (the “Plan”), an annual bonus plan for certain members of Transport America’s management, including the Named Executives, for 2004. Under this Plan, the Named Executives were eligible to receive a bonus based on Transport America’s performance in fiscal 2004 in terms of the metrics of revenue, EBITDA, operating ratio, and earnings before taxes. A portion of the bonus was based on achievement of specific target levels and a portion was based on a comparison of Transport America’s operating performance measured by these metrics to its peers. Target bonus amounts were set at 60 percent of base salary for Mr. Paxton, 40 percent for Mr. Klein and 30 percent for each of the remaining Named Executives and participants were eligible to receive up to 150% of target bonus amounts depending on Transport America’s actual results for 2004. For 2004, the Plan did not pay out any incentive bonus amounts as none of the minimum thresholds were met.

        Long-Term Incentives.   To align the interests of management with those of shareholders, the Compensation Committee has instituted a long-term incentive program which has historically consisted of periodic discretionary grants of stock options to key employees, including the Named Executives, and may in the future include grants of restricted stock in partial or total substitution for stock options. To foster a longer-term perspective, stock options typically vest over a four-year period. In 2004, the Compensation Committee granted options to the following Named Executives in the following amounts: Mr. Paxton, 40,000 options; Mr. Klein, 22,790 options; Mr. Coyan, 20,825 options; Mr. Kipp, 13,910 options and Mr. Licht, 4,830 options. The Compensation Committee did not grant any options to Mr. Johnson in 2004.

Other Compensation Programs.   Transport America maintains certain broad-based employee benefit plans in which its executive officers, including the Named Executives, have been permitted to participate, including retirement, life and health insurance plans. Transport America’s retirement plan consists of a 401(k) employee saving plan which allows employees to make pre-tax contributions, and in which Transport America may, at its discretion, match a portion of the employee contributions. During 2004, Transport America contributed amounts equal to one-fourth of the employee deferrals, up to 1% of each participant’s compensation. Other non-cash compensation benefits are provided to the Named Executives. None of these benefits are directly or indirectly tied to Transport America’s performance. In 2001, Transport America instituted an Employee Stock Purchase Plan which allows all Transport America employees who meet certain eligibility requirements to purchase Transport America stock at a discount from market. The Named Executives are eligible to participate in the Plan.

        Mr. Paxton’s 2004 Compensation.  Mr. Paxton’s annual base salary for 2004 was $387,000 and he did not earn a bonus under the 2004 Plan. Mr. Paxton’s compensation is determined on the same basis as the other executive officers, subject to the provisions of his employment agreement.

SUBMITTED BY THE COMPENSATION COMMITTEE
OF TRANSPORT AMERICA’S BOARD OF DIRECTORS

William D. Slattery (Chairman)	Thomas R. McBurney
William P. Murnane	Charles M. Osborne

Performance Graph

        In accordance with the rules of the SEC, the following performance graph compares performance of Transport America’s common stock on the Nasdaq National Market to the Nasdaq Stock Market Index and to the Center for Research in Security Prices (“CRSP”) Index for Nasdaq Trucking and Transportation Stocks. The graph compares the cumulative total return from December 31, 1999 to December 31, 2004 on $100 invested on December 31, 1999, assumes reinvestment of all dividends and has been adjusted to reflect stock splits. The performance graph is not necessarily indicative of future investment performance.

COMPARISON OF CUMULATIVE TOTAL RETURN

300
280
260
240
220
200
180
160
140
120
100
80
60
40
20
Dec 31, 99
Dec 29, 2000
Dec 31, 2001
Dec 31, 2002
Dec 31, 2003
Dec 31, 2004
TCAM
CRSP Index for Nasdaq Trucking & Transportation Stocks
S & P 500
ABS Truckload Index
Nasdaq

        The ABS Truckload Index includes CVTI, HTLD, JBHT, KNGT, LSTR, SWFT, XPRSA and WERN but is no longer publicly reported. Accordingly, Transport America will instead utilize the CRSP Index for Nasdaq Trucking & Transportation Stocks as a basis for comparison. The CRSP Index for Nasdaq Trucking & Transportation Stocks includes all publicly held truckload motor carriers traded on the Nasdaq Stock Market, as well as all Nasdaq companies within the Standard Industrial Code Classifications 3700-3799, 4200-4299, 4400-4599, and 4700-4799 for both U.S. and foreign companies. Additionally, because Transport America is quoted on the Nasdaq National Market, it will use the Nasdaq index for performance comparison purposes instead of the S&P 500 index.

        The performance graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the 1933 Act or the 1934 Act, except to the extent that Transport America specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

BENEFICIAL OWNERSHIP OF
COMMON STOCK

        The following table presents information provided to Transport America as to the beneficial ownership of Transport America’s common stock as of April 6, 2005 by (i) the only shareholders known to Transport America to hold 5% or more of such stock, (ii) each of the directors and Named Executives of Transport America and (iii) all directors and executive officers as a group. Unless otherwise indicated, all shares represent sole voting and investment power.

Beneficial Owners	Common Stock Beneficially Owned	Percent of Outstanding Shares of Common Stock

Rutabaga Capital Management(1)	1,033,463	15.8%
64 Broad Street, 3rd Floor Boston, MA 02109
T. Rowe Price Associates, Inc.(2)	426,900	6.5%
100 East Pratt Street Baltimore, MD 21202
Central Securities Corporation(1)	533,757	8.1%
375 Park Avenue New York, NY 10152
Wasatch Advisors, Inc.(1)	703,349	10.7%
150 Social Hall Avenue Salt Lake City, UT 84111
Samuel H. Ellis
Samuel H. Ellis IRA
Huntington Partners LP(3)	384,300	5.9%
11 S. LaSalle Street, Suite 2900 Chicago, IL 60603
Anton J. Christianson(4)(5)	54,292	*
Thomas R. McBurney(4)	4,000	*
William P. Murnane(4)	12,000	*
Charles M. Osborne(4)	14,000	*
Michael J. Paxton(4)	181,817	2.7%
Kenneth J. Roering(4)	103,900	1.6%
William D. Slattery(4)	40,000	*
Keith R. Klein(4)	55,594	*
Craig A. Coyan(4)	3,390	*
Ronald C. Kipp(4)	7,716	*
Larry E. Johnson(4)(6)	55,731	*
Christopher R. Licht(7)	-0-	*
All directors and executive officers as a group (Eleven persons)(5)(6)(8)	477,710	7.0%

*	Less than 1%
(1)	Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission.
(2)	Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission, T. Rowe Price has advised Transport America that these securities are owned by various individual and institutional investors (including T. Rowe Price Small-Cap Value Fund, Inc. which owns 424,800 shares, representing 6.5% of the shares outstanding) to which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.
(3)	Samuel H. Ellis, Samuel H. Ellis IRA and Huntington Partners LP have advised Transport America through their Schedule 13G filed with the Securities and Exchange Commission that 50,000 shares are owned by Samuel H. Ellis, 50,000 shares are owned by Samuel H. Ellis IRA and 284,300 shares are owned by Huntington Partners LP. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Samuel H. Ellis, Samuel H. Ellis IRA and Huntington Partners are deemed to be beneficial owners of such securities.
(4)	Includes shares which may be purchased within 60 days from the date hereof pursuant to the exercise of outstanding options, as applicable: Mr. Christianson, 20,000 shares; Mr. McBurney, 4,000 shares, Mr. Murnane, 12,000 shares; Mr. Osborne, 4,000 shares; Mr. Paxton, 171,000 shares; Dr. Roering, 20,000 shares; Mr. Slattery, 16,000 shares; Mr. Klein, 47,020 shares; Mr. Coyan, 3,390 shares; Mr. Kipp, 6,716 shares; and Mr. Johnson, 28,911 shares.
(5)	Includes 33,856 shares owned by Adam Smith Growth Partners, of which Mr. Christianson is the Chairman. Mr. Christianson exercises voting and investment control over such shares.
(6)	As of April 2004, Larry E. Johnson’s position within Transport America and the scope of his duties were revised by the Board of Directors so that he is no longer an executive officer of Transport America. Mr. Johnson’s title continues to be Vice President of Sales and Marketing. Accordingly, Mr. Johnson’s share ownership information is not included in the group information.
(7)	Mr. Licht’s employment with Transport America terminated in October 2004.
(8)	Includes 304,876 shares which may be purchased within 60 days from the date hereof pursuant to the exercise of outstanding options.

Section 16(a) Beneficial Ownership Reporting Compliance

        The rules of the Securities and Exchange Commission require Transport America to disclose the identity of directors, executive officers and beneficial owners of more than 10% of the Common Stock of Transport America who did not file on a timely basis reports required by Section 16 of the Securities Exchange Act of 1934. Based solely on review of copies of those reports, or written representations from reporting persons, Transport America believes that all directors and executive officers complied with all filing requirements applicable to them during 2004.

AUDITORS

        KPMG LLP, independent certified public accountants, were the auditors for Transport America for fiscal 2004. The Audit Committee has engaged KPMG to perform the quarterly reviews for 2005 and will consider the selection of auditors for the 2005 fiscal year-end financial statements after the Annual Meeting of Shareholders and currently expects to recommend KPMG LLP. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

        The aggregate fees billed by KPMG LLP to Transport America for the annual audit for fiscal year 2004 and for the review of Transport America’s financial statements included in Transport America’s quarterly reports on Form 10-Q for the fiscal year 2004 were $133,500 and the aggregate fees billed by

KPMG LLP to Transport America for the annual audit for fiscal year 2003 and for the review of Transport America’s financial statements included in Transport America’s quarterly reports on Form 10-Q for the fiscal year 2003 were $140,500.

Audit-Related Fees

        KPMG LLP billed Transport America an aggregate of $0 in 2004 and an aggregate of $7,000 in 2003 for audit services for the Transport America Retirement Plan. The Audit Committee approved 100% of these services pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Tax Fees

        KPMG LLP billed Transport America $0 and $1,000 in 2004 and 2003, respectively, for tax compliance, tax advice and tax planning services. The Audit Committee approved 100% of these services pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

All Other Fees

        Other than the services reported above, KPMG LLP did not bill Transport America for any other products or services during 2004 and 2003.

Pre-Approval Policies

        The Audit Committee has established a detailed Pre-Approval Policy for audit and permissible non-audit services provided by its independent certified public accountants. A copy of the Audit Committee’s Pre-Approval Policy is attached hereto as Appendix A.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors of Transport America is composed of four independent directors and operates under a written charter adopted by the Board of Directors. Management is responsible for Transport America’s internal control and the financial reporting process. The independent auditors are responsible for performing an independent audit of Transport America’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

        In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that Transport America’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Transport America’s independent auditors also provided to the Committee the written disclosures required by Independence Standard No. 1 (Independence Discussions with Audit Committees), and the Committee reviewed the fees indicated above and discussed with the independent auditors that firm’s independence.

        Based upon the Committee’s discussion with management and the independent auditors and the Committee’s review of the representation of management and the report of the independent auditors, the Committee recommended that the Board of Directors include the audited consolidated financial statements in Transport America’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE
OF TRANSPORT AMERICA’S BOARD OF DIRECTORS

Charles M. Osborne (Chairman)	Anton J. Christianson
Kenneth J. Roering	William D. Slattery

SHAREHOLDER PROPOSALS

        The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to a company, to present proposals for shareholder action in a company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by corporate action in accordance with the proxy rules. Transport America’s Annual Meeting of Shareholders for the fiscal year ending December 31, 2005 is expected to be held on or about May 24, 2006 and proxy materials in connection with that meeting are expected to be mailed on or about April 15, 2006. Shareholder proposals prepared in accordance with the proxy rules must be received by Transport America on or before December 15, 2005. In addition, if Transport America receives notice of a separate shareholder proposal after March 1, 2006, such proposal will be considered untimely pursuant to Rules 14a-4 and 14a-5(e) and the persons named as proxies solicited by the Board of Directors of Transport America for its 2005 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

METHOD OF PROXY SOLICITATION

        The entire cost of preparing, assembling, printing and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement, the proxy itself, and the cost of soliciting proxies relating to the meeting will be borne by Transport America. In addition to use of the mail, proxies may be solicited by officers, directors, and other regular employees of Transport America by telephone, telegraph, or personal solicitation, and no additional compensation will be paid to such individuals. Transport America will, if requested, reimburse banks, brokerage houses, and other custodians, nominees and certain fiduciaries for their reasonable expenses incurred in mailing proxy material to their principals.

OTHER MATTERS

        The Board of Directors knows of no business other than that described herein that will be presented for consideration at the Annual Meeting. If, however, other business shall properly come before the Annual Meeting, the persons in the enclosed form of proxy intend to vote the shares represented by said proxies on such matters in accordance with their judgment in the best interest of Transport America.

        The Annual Report of Transport America for the past fiscal year is enclosed herewith and contains Transport America’s Consolidated Financial Statements for the fiscal year ended December 31, 2004. A copy of Form 10-K, the Annual Report filed by Transport America with the Securities and Exchange Commission, together with any specifically requested exhibits, will be furnished without charge to any shareholder who requests it in writing from Transport America, at the address noted on the first page of this Proxy Statement.

By Order of the Board of Directors,

John R. Houston
Secretary

APPENDIX A

TRANSPORT CORPORATION OF AMERICA, INC.
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY
December 2, 2003

I.   Statement of Principles.

        The Audit Committee of Transport Corporation of America, Inc. (the “Company”) is required to pre-approve the audit and non-audit services performed by the Company’s independent auditor. As part of the pre-approval process, the Audit Committee shall consider whether the services to be performed by the auditor are consistent with the SEC’s rules on auditor independence. Unless a type of service to be provided by the independent auditor has received pre-approval under this Policy, it will require separate pre-approval by the Audit Committee. The pre-approval requirement does not apply to the provision of non-audit services for which the de minimis exception described in Section VI applies.

        The Audit Committee shall pre-approve, by resolution, the type and amount of Audit, Audit-related, Tax and all other services to be performed by the Company’s independent auditor. The term of such pre-approval is 12 months from the date of pre-approval, unless otherwise specified in such resolutions. The Audit Committee will periodically review its pre-approval resolutions and modify the types and amount of services as it determines in its discretion. To assist the Audit Committee, the independent auditor will provide the Audit Committee with detailed back-up documentation regarding the specific services to be pre-approved under this Policy.

II.   Audit Services.

        The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit (including required quarterly reviews), subsidiary audits and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company’s consolidated financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit or quarterly review. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other items.

        In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may pre-approve other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include statutory audits or financial audits for subsidiaries or affiliates of the Company and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

III.   Audit-related Services.

        Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee may pre-approve Audit-related services, including, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations and audits in connection with acquisitions and dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; financial audits of employee benefit plans; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

IV.   Tax Services.

        The Audit Committee may pre-approve those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee may consult with management or its independent advisors, including counsel, to determine that the tax planning and reporting positions are consistent with this Policy.

V.   All Other Services.

        The Audit Committee may pre-approve those non-audit services classified as All Other Services that it believes are routine and recurring services and would not impair the independence of the auditor.

VI.   De Minimis Exception.

        The pre-approval requirements for non-audit services is waived provided that all such services: (1) do not exceed $7,500 in the fiscal year in which such services are provided; (2) were not recognized as non-audit services by the Company at the time of the engagement, and (3) are promptly reported to the Audit Committee and approved prior to completion of the audit.

VII.   Prohibited Non-Audit Services.

        The Company may not retain its independent auditor to provide any of the prohibited non-audit services listed in Appendix A to this Policy. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions. The Audit Committee will review the list of prohibited non-audit services at least annually to determine whether any additions or deletions should be made to Appendix A.

VIII.   Pre-Approval Fee Levels or Maximum Amounts.

        Pre-approval fee levels or maximum amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and reviewed as the Audit Committee deems appropriate. Attached to this Policy as Exhibits are forms that may be attached by the Audit Committee to their pre-approval resolutions, if desired, to reflect the approved services and associated maximum fee levels. Any proposed services individually exceeding these levels or amounts aggregating more than $20,000 for all categories of services will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee shall consider the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

IX.   Procedures.

        All requests or applications for services to be provided by the independent auditor will be submitted to the Chief Financial Officer and shall include a description of the services to be rendered.

The Chief Financial Officer will determine whether such services are included within the list of services that have been pre-approved by the Audit Committee. The Audit Committee will be informed on a periodic basis of the services rendered by the independent auditor. The Chief Financial Officer shall consult as necessary with the Chairman of the Audit Committee in determining whether any particular service has been pre-approved by the Audit Committee.

        The Audit Committee has designated the Chief Financial Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of such monitoring. The Chief Financial Officer will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Chief Financial Officer.

APPENDIX A

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser or investment banking services
•	Legal services
•	Expert services unrelated to the audit

EXHIBIT 1

Schedule of Pre-Approved Additional Audit Services Authorized for KPMG for Calendar Year 200__

Dated: _______________, 200_

Service	Maximum Annual Fee

Statutory audits or financial duties for subsidiaries or affiliates of the Company	_____
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents, attestation of management reports on internal controls), and assistance in responding to SEC comment
letters	_____

EXHIBIT 2

Schedule of Pre-Approved Additional Audit-Related Services Authorized for KPMG for Calendar Year 200__

Dated: _____________, 200_

Service	Maximum Annual Fee

Due diligence services pertaining to potential business acquisitions/dispositions, accounting consultations and audits in connection with acquisitions and closing
balance sheet audits pertaining to dispositions	_______
Financial statement audits of employee benefit plans	_______
Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters	_______
Internal control reviews and assistance with internal control reporting requirements	_______
Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations
will be characterized either as “audit” services or “audit-related” services)	_______
Attest services not required by statute or regulation	_______

EXHIBIT 3

Schedule of Pre-Approved Tax Services Authorized for KPMG for Calendar Year 200_

Dated: _______________, 200_

Service	Maximum Annual Fee

U.S. federal, state and local tax planning and advice, including assistance with tax audits and appeals, tax advice related to mergers and acquisitions, employee
benefit plans and requests for rulings or technical advice from taxing authorities	_______
U.S. federal, state and local tax compliance, including preparation of original and amended tax returns, claims for refund and tax payment-planning services	_______
Review of federal, state, local and international income, franchise and other tax returns	_______
Tax only valuation services, including transfer pricing and cost segregation studies	_______

EXHIBIT 4

Schedule of Pre-Approved All Other Services Authorized for KPMG for Calendar Year 200_

Dated: _____________, 200_

Service	Maximum Annual Fee

None	_______

PROXY	PROXY

TRANSPORT CORPORATION OF AMERICA, INC.
1715 Yankee Doodle Road
Eagan, Minnesota 55121

This Proxy is Solicited on Behalf of the Board of Directors

        I hereby revoke all prior proxies and appoint William D. Slattery and Anton J. Christianson, or either of them, as proxies, with full power of substitution and hereby authorize them to represent and to vote, as designated on the reverse side, all the shares of common stock of Transport Corporation of America, Inc. held of record by me on April 6, 2005, at the Annual Meeting of Shareholders to be held on May 25, 2005, or any adjournment or adjournments thereof.

        This Proxy when properly executed will be voted in the manner directed by you. If no direction is made, this Proxy will be voted FOR Proposal 1 and, in the discretion of the proxies, on any other matters which may properly come before the Annual Meeting or any adjournments or postponements thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD
IN THE ENCLOSED ENVELOPE PROMPTLY.

(Continued and to be signed on reverse side.)

TRANSPORT CORPORATION OF AMERICA, INC.
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.   ■

The Board of Directors Recommends a Vote FOR Proposal 1.
1.	Election of Directors— Nominees: Anton J. Christianson; Thomas R. McBurney; William P. Murnane; Charles M. Osborne; Michael J. Paxton; Kenneth J. Roering and William D. Slattery.	For All ☐	Withhold All ☐	For All Except ☐	Address Change? Mark Box ☐ Indicate changes below:

______________________________________________________ (INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and write the nominee(s) name above.)	Please sign exactly as name appears to the left.
When shares are held by joint tenants, both should sign. When signing as executor, trustee, guardian or in another representative capacity, please give your full title in that capacity. If a corporation, please sign in full corporate name by the president or other authorized officer. If a limited liability company, please sign in the name of the company by an authorized person. If a partnership, please sign in partnership name by an authorized person.

Date:______________________________, 2005

_______________________________________________________________
Signature of Shareholder

_______________________________________________________________
Signature, if held jointly

If signing as attorney, executor, administrator, trustee or guardian or on behalf of an entity (corporation, partnership, etc.), please indicate office or capacity.

Title:_________________________________________________________

     FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD
IN THE ENCLOSED ENVELOPE PROMPTLY.